UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported:  October 5, 2010)

ALL AMERICAN GROUP, INC.
(Exact name of registrant as specified in its charter)

INDIANA	1-7160	35-1101097
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

2831 Dexter Drive, Elkhart, Indiana		46514
(Address of Principal Executive Offices)		(Zip Code)

(574) 266-2500
(Registrant’s telephone number,
including area code)

N / A
(Former Name or Former Address,
if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

The Company amended its Articles of Incorporation to increase the number of its authorized common shares to 100,000,000 at the Special Shareholders Meeting held on September 28, 2010.  The amended Articles of Incorporation became effective on October 5, 2010.

Item 9.01    Financial Statements and Exhibits

(d)(3)	Articles of Amendment to the Articles of Incorporation of All American Group, Inc. (incorporated by reference to Appendix B to the Company’s Proxy Statement filed September 9, 2010)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALL AMERICAN GROUP, INC.

Date:	October 12, 2010	By:	/s/ Martin Miranda

Martin Miranda, Secretary
Printed Name and Title